UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 30, 2004

Ciphergen Biosystems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6611 Dumbarton Circle Fremont, CA 94555
(Address of principal executive offices)

(510) 505-2100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                     Acquisition or Disposition of Assets.

On November 30, 2004, Ciphergen Biosystems, Inc. (“Ciphergen” or the “Company”) completed the sale of its BioSepra process chromatography business (the “BioSepra Business”) to Pall Corporation (“Pall”).  The sale included Ciphergen’s wholly-owned subsidiary, BioSepra S.A., as well as substantially all other assets and liabilities of the BioSepra Business.   Pursuant to the Asset Purchase Agreement dated October 27, 2004 (the “Agreement”), by and between Pall and Ciphergen, Pall paid Ciphergen approximately $35.8 million in cash, consisting of $31.0 million consideration paid for the BioSepra Business plus adjustments for cash and debt associated with the BioSepra Business, subject to certain other adjustments as set forth in the Agreement.  An additional $1.0 million of cash consideration, subject to certain adjustments, is to be held in escrow as security for certain obligations for one year.

A copy of the press release that Ciphergen issued to announce the closing of the transaction is furnished as Exhibit 99.1.

Item 9.01                     Financial Statements and Exhibits.

(b)         Pro Forma Financial Information

In accordance with Item 9.01 (b)(1) of Form 8-K, the pro forma financial information required by Item 9.01 (b) of Form 8-K is attached hereto as Exhibit 9.1.

(c)          Exhibits

2.1	Asset Purchase Agreement between Ciphergen Biosystems, Inc. and Pall Corporation dated October 27, 2004
9.1	Pro forma financial statements of Ciphergen Biosystems, Inc.:
• Unaudited pro forma condensed consolidated balance sheet as of September 30, 2004, and notes thereto
• Unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2001, 2002 and 2003 and for the nine months ended September 30, 2004, and notes thereto
99.1	Press release of Ciphergen Biosystems, Inc., dated November 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciphergen Biosystems, Inc.
(Registrant)

Date: December 6, 2004	By:	/s/ William E. Rich
William E. Rich
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement between Ciphergen Biosystems, Inc. and Pall Corporation dated October 27, 2004
9.1	Pro forma financial statements of Ciphergen Biosystems, Inc.:
• Unaudited pro forma condensed consolidated balance sheet as of September 30, 2004, and notes thereto

•      Unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2001, December 31, 2002 and December 31, 2003 and for the nine months ended September 30, 2004, and notes thereto

99.1	Press release of Ciphergen Biosystems, Inc. dated November 30, 2004